DELAWARE GROUP TAX-FREE USA
TOTAL RETURN PERFORMANCE
SIX MONTHS

--------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                             $12.14
Initial Shares                                              82.372


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        82.372        $0.346            2.464              84.836
--------------------------------------------------------------------------------





Ending Shares                                          84.836
Ending NAV                                     x       $11.55
                                                   ----------
Investment Return                                     $979.86





Total Return Performance
------------------------
Investment Return                                     $979.86
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      ($20.14)/$1,000.00 x 100



Total Return:                                           -2.01%

DELAWARE GROUP TAX-FREE USA
CLASS C
TOTAL RETURN PERFORMANCE
INCEPTION (INCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                         $1,000.00
Beginning OFFER                                               $12.23
Initial Shares                                                81.766


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
  1996         81.766        $0.510            3.568              85.334
--------------------------------------------------------------------------------





Ending Shares                                       85.334
Ending NAV                                  x       $11.55
                                                 ---------
                                                   $985.61
LESS: CDSC                                           $9.45
                                                 ---------
Investment Return                                  $976.16



Total Return Performance
------------------------
Investment Return                                  $976.16
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   ($23.84)/$1,000.00 x 100



Total Return:                                        -2.38%

DELAWARE GROUP TAX-FREE USA
CLASS C
TOTAL RETURN PERFORMANCE
INCEPTION (EXCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                     $1,000.00
Beginning OFFER                                           $12.23
Initial Shares                                            81.766


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        81.766       $0.510              3.568             85.334
--------------------------------------------------------------------------------






Ending Shares                                       85.334
Ending NAV                                     x    $11.55
                                                ----------
Investment Return                                  $985.61





Total Return Performance
------------------------
Investment Return                                  $985.61
Less Initial Investment                          $1,000.00

                                                ----------
                                                   ($14.39)/$1,000.00 x 100



Total Return:                                        -1.44%

DELAWARE GROUP TAX-FREE USA
CLASS C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)

-------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $12.14
Initial Shares                                              82.372


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
  1996         82.372        $0.299            2.124             84.496
--------------------------------------------------------------------------------






Ending Shares                                      84.496
Ending NAV                                   x     $11.55
                                                ---------
                                                  $975.93
LESS: CDSC                                          $9.52
                                                ---------
Investment Return                                 $966.41



Total Return Performance
------------------------
Investment Return                                 $966.41
Less Initial Investment                         $1,000.00
                                                ---------
                                                  ($33.59)/$1,000.00 x 100



Total Return:                                       -3.36%

DELAWARE GROUP TAX-FREE USA
CLASS C
TOTAL RETURN PERFORMANCE
INCEPTION (EXCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $12.14
Initial Shares                                              82.372


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        82.372        $0.299            2.124             84.496
--------------------------------------------------------------------------------






Ending Shares                                       84.496
Ending NAV                                   x      $11.55
                                                 ---------
Investment Return                                  $975.93





Total Return Performance
------------------------
Investment Return                                  $975.93
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   ($24.07)/$1,000.00 x 100



Total Return:                                        -2.41%

DELAWARE GROUP TAX-FREE USA
CLASS C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                          $1,000.00
Beginning OFFER                                                $11.68
Initial Shares                                                 85.616


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
  1996         85.616        $0.150             1.106            86.722
--------------------------------------------------------------------------------






Ending Shares                                          86.722
Ending NAV                                       x     $11.55
                                                   ----------
                                                    $1,001.64
LESS: CDSC                                              $9.89
                                                   ----------
Investment Return                                     $991.75



Total Return Performance
------------------------
Investment Return                                     $991.75
Less Initial Investment                             $1,000.00

                                                   ----------
                                                       ($8.25)/$1,000.00 x 100



Total Return:                                           -0.83%

DELAWARE GROUP TAX-FREE USA
CLASS C
TOTAL RETURN PERFORMANCE
INCEPTION (EXCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                          $1,000.00
Beginning OFFER                                                $11.68
Initial Shares                                                 85.616


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        85.616        $0.150            1.606             86.722
--------------------------------------------------------------------------------






Ending Shares                                           86.722
Ending NAV                                       x      $11.55
                                                   -----------
Investment Return                                    $1,001.64





Total Return Performance
------------------------
Investment Return                                    $1,001.64
Less Initial Investment                              $1,000.00
                                                   -----------
                                                         $1.64/$1,000.00 x 100



Total Return:                                             0.16%

DELAWARE GROUP TAX-FREE USA INTERMEDIATE
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996

--------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
       YEAR
------------------
                   1
            $1000(1 - T) = $1,135.52


T =       4.33%

DELAWARE GROUP TAX-FREE USA INTERMEDIATE
TOTAL RETURN PERFORMANCE
THREE YEARS

--------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning OFFER                                          $10.49
Initial Shares                                           95.329


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
      1994     95.329        $0.527             3.592             98.921
--------------------------------------------------------------------------------
      1995      0.000        $0.545           104.367            104.367
--------------------------------------------------------------------------------
      1996     Shares        $0.551           110.031            110.031
--------------------------------------------------------------------------------


Ending Shares                                           110.031
Ending NAV                                       x       $10.32
                                                   ------------
Investment Return                                     $1,135.52





Total Return Performance
------------------------
Investment Return                                     $1,135.52
Less Initial Investment                               $1,000.00
                                                    -----------
                                                        $135.52/$1,000.00 x 100



Total Return:                                             13.55%

DELAWARE GROUP TAX-FREE USA INTERMEDIATE
TOTAL RETURN PERFORMANCE
SIX MONTHS

--------------------------------------------------------------------------------

Initial Investment                                           $1,000.00
Beginning OFFER                                                 $10.49
Initial Shares                                                  95.329


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1995        95.329        $0.277            2.583              97.912
--------------------------------------------------------------------------------





Ending Shares                                           97.912
Ending NAV                                       x      $10.32
                                                    ----------
Investment Return                                    $1,010.45





Total Return Performance
------------------------
Investment Return                                    $1,010.45
Less Initial Investment                              $1,000.00
                                                    ----------
                                                        $10.45/$1,000.00 x 100



Total Return:                                             1.05%

DELAWARE GROUP TAX-FREE USA INTERMEDIATE
CLASS C
TOTAL RETURN PERFORMANCE
INCEPTION (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                             $10.48
Initial Shares                                              95.420


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
  1996         95.420        $0.350            3.262              98.682
--------------------------------------------------------------------------------




Ending Shares                                         98.682
Ending NAV                                     x      $10.32
                                                 -----------
                                                   $1,018.40
Less CDSC                                              $9.85
                                                 -----------
Investment Return                                  $1,008.55


Total Return Performance
------------------------
Investment Return                                  $1,008.55
Less Initial Investment                            $1,000.00
                                                 -----------
                                                       $8.55/$1,000.00 x 100




Total Return:                                           0.86%

DELAWARE GROUP TAX-FREE USA INTERMEDIATE
CLASS C
TOTAL RETURN PERFORMANCE
INCEPTION (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                      $1,000.00
Beginning OFFER                                            $10.48
Initial Shares                                             95.420


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        95.420        $0.350             3.262             98.682
--------------------------------------------------------------------------------





Ending Shares                                       98.682
Ending NAV                                     x    $10.32
                                                -----------
Investment Return                                $1,018.40





Total Return Performance
------------------------
Investment Return                                $1,018.40
Less Initial Investment                          $1,000.00
                                                ----------
                                                    $18.40/$1,000.00 x 100




Total Return:                                         1.84%

DELAWARE GROUP TAX-FREE USA INTERMEDIATE
CLASS C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning OFFER                                          $10.49
Initial Shares                                           95.329


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        95.33         $0.232            2.168             97.497
--------------------------------------------------------------------------------






Ending Shares                                   97.497
Ending NAV                                x     $10.32
                                             ---------
                                             $1,006.17
Less CDSC                                        $9.84
                                             ---------
Investment Return                              $996.33


Total Return Performance
------------------------
Investment Return                              $996.33
Less Initial Investment                      $1,000.00
                                             ---------
                                                ($3.67) / $1,000.00 x 100




Total Return:                                             -0.37%

DELAWARE GROUP TAX-FREE USA INTERMEDIATE
CLASS C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning OFFER                                          $10.49
Initial Shares                                         95.32888


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        95.33         $0.232            2.168             97.497
--------------------------------------------------------------------------------






Ending Shares                                   97.497
Ending NAV                                x     $10.32
                                             ---------
Investment Return                            $1,006.17


Total Return Performance
------------------------
Investment Return                            $1,006.17
Less Initial Investment                      $1,000.00
                                             ---------
                                                 $6.17 / $1,000.00 x 100




Total Return:                                              0.62%

DELAWARE GROUP TAX-FREE USA INTERMEDIATE
CLASS C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning OFFER                                          $10.29
Initial Shares                                           97.182


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        97.182        $0.117            1.108             98.290
--------------------------------------------------------------------------------






Ending Shares                                   98.290
Ending NAV                                x     $10.32
                                             ---------
Investment Return                            $1,014.35


Total Return Performance
------------------------
Investment Return                            $1,014.35
Less Initial Investment                      $1,000.00

                                             ---------
                                                $14.35 / $1,000.00 x 100




Total Return:                                              1.44%

DELAWARE GROUP TAX-FREE USA INTERMEDIATE
CLASS C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning OFFER                                          $10.29
Initial Shares                                           97.182


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        97.182        $0.117            1.108             98.290
--------------------------------------------------------------------------------






Ending Shares                                   98.290
Ending NAV                                x     $10.32
                                             ---------
                                             $1,014.35
Less CDSC                                       $10.00
                                             ---------
Investment Return                            $1,004.35


Total Return Performance
------------------------
Investment Return                            $1,004.35
Less Initial Investment                      $1,000.00
                                             ---------
                                                 $4.35 / $1,000.00 x 100




Total Return:                                              0.44%

DELAWARE GROUP TAX-FREE INSURED
TOTAL RETURN PERFORMANCE
SIX MONTHS

-------------------------------------------------------------------------------

Initial Investment                                                 $1,000.00
Beginning OFFER                                                       $11.31
Initial Shares                                                        88.417


   Fiscal      Beginning        Dividends        Reinvested        Cumulative
    Year        Shares         for Period          Shares            Shares

-------------------------------------------------------------------------------
    1996        88.417            $0.291            2.375            90.792

-------------------------------------------------------------------------------






Ending Shares                              90.792
Ending NAV                          x      $10.86
                                      -----------
Investment Return                         $986.00





Total Return Performance
------------------------
Investment Return                         $986.00
Less Initial Investment                 $1,000.00
                                       ----------
                                          ($14.00) / $1,000.00 x 100



Total Return:                              -1.40%

DELAWARE GROUP TAX-FREE INSURED
TOTAL RETURN PERFORMANCE
CLASS C
INCEPTION (EXCLUDING CDSC)

-------------------------------------------------------------------------------

Initial Investment                                                 $1,000.00
Beginning OFFER                                                       $11.26
Initial Shares                                                        88.810


   Fiscal      Beginning        Dividends        Reinvested        Cumulative
    Year        Shares         for Period          Shares            Shares

-------------------------------------------------------------------------------
    1996        88.810          $0.405             3.284            92.094

-------------------------------------------------------------------------------






Ending Shares                              92.094
Ending NAV                          x      $10.86
                                     ------------
Investment Return                       $1,000.14





Total Return Performance
------------------------
Investment Return                       $1,000.14
Less Initial Investment                 $1,000.00
                                     ------------
                                            $0.14 / $1,000.00 x 100



Total Return:                                0.01%

DELAWARE GROUP TAX-FREE INSURED
TOTAL RETURN PERFORMANCE
CLASS C
INCEPTION (INCLUDING CDSC)

-----------------------------------------------------------------------------

Initial Investment                                                 $1,000.00
Beginning OFFER                                                       $11.26
Initial Shares                                                        88.810


   Fiscal      Beginning        Dividends        Reinvested        Cumulative
    Year        Shares         for Period          Shares            Shares

-------------------------------------------------------------------------------
    1996        88.810          $0.405            3.284              92.094

-------------------------------------------------------------------------------






Ending Shares                            92.094
Ending NAV                          x     10.86
                                      ---------
                                      $1,000.14
                                          $9.64
                                      ---------

Investment Return                       $990.50

Total Return Performance
------------------------
Investment Return                       $990.50
Less Initial Investment               $1,000.00
                                      ---------
                                         ($9.50) / $1,000.00 x 100



Total Return:                             -0.95%

DELAWARE GROUP TAX-FREE INSURED
TOTAL RETURN PERFORMANCE
CLASS C
SIX MONTHS (EXCLUDING CDSC)

-------------------------------------------------------------------------------

Initial Investment                                                 $1,000.00
Beginning OFFER                                                       $11.31
Initial Shares                                                        88.417


   Fiscal      Beginning        Dividends        Reinvested        Cumulative
    Year        Shares         for Period          Shares            Shares

-------------------------------------------------------------------------------
    1996        88.417          $0.247             2.012             90.429

-------------------------------------------------------------------------------






Ending Shares                            90.429
Ending NAV                          x    $10.86
                                     ----------
Investment Return                       $982.06





Total Return Performance
------------------------
Investment Return                       $982.06
Less Initial Investment               $1,000.00
                                      ---------
                                        ($17.94) / $1,000.00 x 100



Total Return:                             -1.79%

DELAWARE GROUP TAX-FREE INSURED
TOTAL RETURN PERFORMANCE
CLASS C
SIX MONTHS (INCLUDING CDSC)

-----------------------------------------------------------------------------

Initial Investment                                                 $1,000.00
Beginning OFFER                                                       $11.31
Initial Shares                                                        88.417


   Fiscal      Beginning        Dividends        Reinvested        Cumulative
    Year        Shares         for Period          Shares            Shares

-------------------------------------------------------------------------------
    1996        88.417          $0.247             2.012             90.429

-------------------------------------------------------------------------------






Ending Shares                            90.429
Ending NAV                          x     10.86
                                     ----------
                                        $982.06
                                          $9.60
                                     ----------

Investment Return                       $972.46

Total Return Performance
------------------------
Investment Return                       $972.46
Less Initial Investment               $1,000.00
                                      ---------
                                        ($27.54) / $1,000.00 x 100



Total Return:                             -2.75%

DELAWARE GROUP TAX-FREE INSURED
TOTAL RETURN PERFORMANCE
CLASS C
THREE MONTHS (EXCLUDING CDSC)

-------------------------------------------------------------------------------

Initial Investment                                                 $1,000.00
Beginning OFFER                                                       $10.94
Initial Shares                                                        91.408


   Fiscal      Beginning        Dividends        Reinvested        Cumulative
    Year        Shares         for Period          Shares            Shares

-------------------------------------------------------------------------------
    1996        91.408          $0.124             1.037             92.445

-------------------------------------------------------------------------------






Ending Shares                            92.445
Ending NAV                           x   $10.86
                                      ---------
Investment Return                     $1,003.95





Total Return Performance
------------------------
Investment Return                     $1,003.95
Less Initial Investment               $1,000.00
                                      ---------
                                          $3.95 / $1,000.00 x 100



Total Return:                              0.40%